       Annual Report


-----------------------------
   Dreyfus Premier State
    Municipal Bond Fund
     Connecticut Series
-----------------------------

       April 30, 1998


    (DREYFUS LION LOGO)

Dreyfus Premier State Municipal Bond Fund, Connecticut Series
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for the Dreyfus Premier State Municipal Bond Fund -- Connecticut Series for the 12-month period ended April 30, 1998 as shown in the following table:

                                           Total Return*    Distribution Rate*
                                           -------------    ------------------
    Class A shares........................     9.44%               4.86%
    Class B shares........................     8.97%               4.56%
    Class C shares........................     8.68%               4.30%

Economic Review

   The United States is now in the eighth year of economic expansion. Inflation continues to rise at the slowest pace since 1964 and the unemployment rate has fallen to a level not seen in 25 years. Not surprisingly, consumer confidence has soared. Along with continued evidence of the robustness of the economy have come heightened expectations that the Federal Reserve Board (the "Fed") will raise interest rates in a preemptive move to avoid a reignition of inflation. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) hiked the target rates for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)

   Inflation has remained benign on all fronts, even in the tight labor market, an area closely watched by the Fed for signs of incipient inflation. The Labor Department's Employment Cost Index (the "ECI"), a measure of wage, salary and benefit costs, suggests that wage inflation so far is not a problem. In fact, the first quarter increase in the ECI (0.7%) was its smallest quarterly rise in two years. Another inflation gauge, the broad-based Gross Domestic Product Price Deflator, rose at an annual rate of only 0.9% in the first quarter, its lowest rate since 1964. Inflation as measured by the Consumer Price Index (a measure of prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, and other items) has been similarly tame. Prices at the consumer level have risen at an annual rate of about 1.5% over the reporting period. The lack of inflation has been even more dramatic at the production level of the economy where prices have fallen: in the 12 months ended April 30, the Producer Price Index declined 1.8%. Such a generally tepid price environment has been partly fostered by the economic problems in Asia which have suppressed worldwide demand for commodities, particularly oil.

   Reflecting a level of confidence not seen in three decades, consumers increased their spending over the reporting period, the first-quarter rate rising at the fastest pace in six years. Not surprisingly, the growth rate in new home construction over the reporting period was the strongest in four years. Plentiful and well-paying jobs (total wage and salary income is 7% higher than a year ago), low interest rates, the relative absence of inflation and investment market gains have resulted in a financially healthy consumer with a corresponding propensity to spend. Strong domestic demand for lower-priced imports has contributed further to the quiescent inflation environment while offsetting the drag on the economy resulting from the Asian financial crisis. It is still widely expected that the Asian economic slowdown will have a further dampening effect on the U.S. economy. Although the surge in domestic spending has masked the full impact of the fall in Asian demand, our trade deficit has reached a ten-year high, a dramatic sign of deterioration. Expectation of an economic slowdown is another reason why the Fed has been reluctant to raise short-term interest rates.

   The production side of the economy has remained robust. Factory utilization has been high, production rates strong, and while exports to Asia have fallen sharply, they are growing in the rest of the world. Such resilience has been characteristic of one of the longest, most healthy economic advances in our history. Yet we remain mindful that the concept of an economic cycle is not dead, nor is inflation, and we are alert for indications of a resurgence in price pressures.

Market Environment

   The crisis in Asia, which centers on various economies and currencies, has resulted in an international flight to quality by global investors and in projections of the U.S. economy slowing due to diminished exports. In U.S. fixed income securities, these consequences have raised prices beyond their already high price levels, further lowering yields. Some recent economic indicators, however, especially those related to employment, are now showing signs of potential inflation that could eventually push market prices lower.

   These strong opposing forces have generated a potential dilemma for bond market participants. With only potential evidence of weakness in the economy, the 30-year Treasury bond's yield has moved up to the 5.90% level. This is off the mid-January price highs and corresponding yield lows of 5.68%. The question arises whether a new level of interest rates is sustainable from global currency devaluation and foreign economic weakness, or does the persistently tight range of 15 basis points to either side of 5.95% on the 30-year U.S. Treasury bond remain? Unfolding information from U.S. Government sources relating to wage pressures and retail sales, among other data, may aid clarification.

The Portfolio

   While global events have greatly influenced the market's direction, new issuance has reemerged as the dominant technical market force in the municipal arena. Lower yield levels have encouraged many municipal authorities to issue new debt or refinance older, higher cost debt. Despite the increase in supply, most issues, including the much awaited $3 billion Long Island Power Authority deal, are absorbed with relative ease. In the Fund, many existing holdings have become premium bonds (evaluated above par) due to price appreciation. They continue to provide income and also exhibit new defensive price qualities to the Fund.

   Over the past year, the yield, and therefore price, range for longer-maturity securities has been somewhat narrower than in more volatile years. In addition to this more narrow range, the market has demonstrated a willingness to tolerate periods of stability in between market moves. This has caused us to focus our investment approach on higher income oriented securities. Over the past year, the balance of securities dedicated to higher income production has shifted to 80% to 90% of the Fund from the 60% to 70% range. While some bonds with price appreciation potential remain, our most recent trading has emphasized the higher income approach. We are selecting these securities, in general, from the longer-intermediate maturity sector or choosing bonds that are expected to display the same volatility characteristics as that sector. If rates stabilize in their current ranges, this type of holding should perform well and be more defensive than discount alternatives in down markets.

   Included in this report is information relating to your Fund's holdings, and its financial status. We hope that you find it informative.
                                     Sincerely,

                                    /s/ Richard J. Moynihan

                                     Richard J. Moynihan
                                     Director, Municipal Portfolio Management
                                     The Dreyfus Corporation

May 18, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares. Income may be subject to state and local income taxes.

** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B shares and Class C shares, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

Dreyfus Premier State Municipal Bond Fund, Connecticut Series April 30, 1998
-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES CLASS A SHARES
AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

                                           $22,016
                                           Lehman Brothers
                                           Municipal Bond Index*
                         CHART
                                           $20,679
                                           Dreyfus Premier State Municipal Bond
                                           Fund, Connecticut Series
                                           (Class A Shares)

*Source: Lehman Brothers

Average Annual Total Returns
-----------------------------------------------------------------------------------------------------------------------------------
                        Class A Shares                                                    Class B Shares
-------------------------------------------------------------     -------------------------------------------------------------
                                                                                                           % Return Reflecting
                                              % Return                                                    Applicable Contingent
                                             Reflecting                                      % Return         Deferred Sales
                       % Return Without     Maximum Initial                                 Assuming No        Charge Upon
Period Ended 4/30/98     Sales Charge     Sales Charge (4.5%)     Period Ended 4/30/98      Redemption         Redemption*
--------------------   ----------------   -------------------     --------------------     -----------    ---------------------
1 Year                       9.44%              4.49%             1 Year                       8.97%              4.97%
5 Year                       6.08               5.10              5 Year                       5.51               5.18
10 Year                      8.04               7.54              From Inception (1/15/93)     6.11               5.96

                    Class C Shares
----------------------------------------------------------------
                                            % Return Reflecting
                                           Applicable Contingent
                             % Return          Deferred Sales
                             Assuming            Charge Upon
Period Ended 4/30/98       No Redemption        Redemption**
------------------------   -------------   ---------------------
1 Year                        8.68%                7.68%
From Inception (8/15/95)      6.79                 6.79

-------------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier State Municipal Bond Fund, Connecticut Series on 4/30/88 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The Series invests primarily in Connecticut municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Series, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in Connecticut municipal obligations. These factors can contribute to the Index potentially outperforming the Series. Further information relating to Series performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.

**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

Dreyfus Premier State Municipal Bond Fund, Connecticut Series
------------------------------------------------------------------------------
Statement of Investments                                        April 30, 1998

                                                                                              Principal
Long-Term Municipal Investments--99.5%                                                         Amount           Value
-------------------------------------------------------------------------------             ------------     ------------
Connecticut--83.7%
Connecticut:
   5.50%, 3/15/2010............................................................             $  3,000,000     $  3,207,870
   6.75%, 3/1/2011 (Prerefunded 3/1/2001) (a)..................................                3,000,000        3,254,370
   5%, 3/15/2012...............................................................                   70,000           70,058
   5.867%, 3/15/2012 (b,c).....................................................                5,000,000        4,950,000
   5%, 8/1/2012................................................................                   35,000           35,027
   5.759%, 8/1/2012 (b,c)......................................................                5,900,000        5,848,375
   5.50%, 5/15/2014............................................................                2,000,000        2,068,560
   5.50%, 5/15/2015............................................................                3,000,000        3,095,700
   5.25%, 3/1/2016.............................................................                5,000,000        5,036,650
   Special Tax Obligation Revenue (Transportation Infrastructure):
      Refunding 5.375%, 9/1/2008...............................................                2,500,000        2,634,650
      7.125%, 6/1/2010.........................................................                8,400,000       10,183,404
      6.75%, 6/1/2011 (Prerefunded 6/1/2003) (a)...............................                8,500,000        9,418,170
Connecticut Clean Water Fund, Revenue
   7%, 1/1/2011 (Prerefunded 1/1/2001) (a).....................................                6,700,000        7,233,588
Connecticut Development Authority, Revenue:
   First Mortgage Gross:
      (Elim Park Baptist Home Inc. Project) 9%, 12/1/2020......................                3,565,000        3,824,960
      (Refunding-Health Care Project, Church Homes Inc.):
         5.70%, 4/1/2012.......................................................                1,240,000        1,265,197
         5.80%, 4/1/2021.......................................................                3,000,000        3,060,660
   Health Care (Jerome Home Project) 8%, 11/1/2019 (Prerefunded 11/1/1999) (a).                1,880,000        2,024,948
   Life Care Facilities (Seabury Project):
      Refunding 8.75%, 9/1/2006................................................                1,625,000        1,759,859
      10%, 9/1/2021............................................................               11,175,000       12,230,479
   Water Facilities (Bridgeport Hydraulic) 6.15%, 4/1/2035.....................                2,750,000        2,950,833
Connecticut Health and Educational Facilities Authority, Revenue:
   (Bridgeport Hospital) 6.625%, 7/1/2018 (Insured; MBIA)......................                  700,000          759,738
   (Danbury Hospital) 6.50%, 7/1/2014 (Insured; MBIA)..........................                3,500,000        3,740,415
   (Greenwich Academy) 5.75%, 3/1/2026 (Insured; FSA)..........................                3,130,000        3,256,108
   (Greenwich Hospital) 5.80%, 7/1/2026 (Insured; MBIA)........................                9,365,000        9,766,103
   (Hartford University):
      6.75%, 7/1/2012..........................................................                3,500,000        3,720,570
      6.80%, 7/1/2022..........................................................                8,500,000        8,982,715
   (Johnson Evergreen Corp.) 8.50%, 7/1/2022...................................                4,500,000        4,922,775
   (Loomis Chaffee School Project):
      6%, 7/1/2015 (Insured; MBIA).............................................                  715,000          761,976
      6%, 7/1/2025 (Insured; MBIA).............................................                1,000,000        1,065,700
   (Middlesex Hospital)
      6.25%, 7/1/2022 (Insured; MBIA) (Prerefunded 7/1/2002) (a)...............                3,500,000        3,810,030
   (New Britain General Hospital) 6.125%, 7/1/2014 (Insured; AMBAC)............                1,000,000        1,086,000
   (New Britain Memorial Hospital) 7.75%, 7/1/2022 (Prerefunded 7/1/2002) (a)..               16,000,000       18,244,160
   (Norwalk Hospital) 6.25%, 7/1/2022 (Insured; MBIA)..........................                3,860,000        4,150,504
   (Quinnipiac College) 6%, 7/1/2013...........................................                6,545,000        6,724,464
   (Refunding-Connecticut College) 5.50%, 7/1/2027 (Insured; MBIA).............                2,500,000        2,541,550

Dreyfus Premier State Municipal Bond Fund, Connecticut Series
-----------------------------------------------------------------------------
Statement of Investments (continued)                           April 30, 1998

                                                                                             Principal
Long-Term Municipal Investments (continued)                                                   Amount            Value
-------------------------------------------------------------------------------             ------------     ------------
Connecticut (continued)
Connecticut Health and Educational Facilities Authority, Revenue (continued):
   (Refunding-Hospital for Special Care) 5.375%, 7/1/2017......................             $  4,430,000     $  4,336,306
   (Refunding-Nursing Home Program - 3030 Park Fairfield Health Center Project)
      6.25%, 11/1/2021.........................................................                2,500,000        2,723,500
   (Sacred Heart University):
      6.50%, 7/1/2016..........................................................                2,000,000        2,145,960
      6.125%, 7/1/2017.........................................................                1,000,000        1,048,150
      6.625%, 7/1/2026.........................................................                3,000,000        3,247,590
   (Trinity College) 5.875%, 7/1/2026 (Insured; MBIA)..........................                2,500,000        2,627,725
   (University of New Haven):
      6.625%, 7/1/2016.........................................................                4,050,000        4,417,821
      6.70%, 7/1/2026..........................................................                8,605,000        9,339,351
   (William W. Backus Hospital) 5.75%, 7/1/2027 (Insured; AMBAC)...............                2,500,000        2,600,124
   (Windham Community Memorial Hospital):
      5.75%, 7/1/2011..........................................................                1,000,000        1,015,850
      6%, 7/1/2020.............................................................                1,000,000        1,031,710
   (Yale, New Haven Hospital) 5.70%, 7/1/2025 (Insured; MBIA)..................                7,970,000        8,242,813
Connecticut Housing Finance Authority (Housing Mortgage Finance Program):
   7.20%, 11/15/2008...........................................................                6,210,000        6,522,798
   6.20%, 5/15/2012 (Insured; MBIA)............................................                1,000,000        1,062,930
   6.40%, 5/15/2015 (Insured; MBIA)............................................                1,000,000        1,065,850
   6.125%, 5/15/2018 (Insured; MBIA)...........................................                1,655,000        1,761,814
   6.45%, 5/15/2022............................................................                6,000,000        6,349,080
   6.70%, 11/15/2022...........................................................               19,280,000       20,611,862
   6.75%, 11/15/2023...........................................................                5,010,000        5,423,075
   6.30%,  5/15/2024 (Insured; MBIA)...........................................                  900,000          950,670
   6%, Series G, 11/15/2027....................................................                3,980,000        4,134,265
   6%, Subseries F-2, 11/15/2027...............................................                5,000,000        5,197,850
   5.85%, Subseries B-2, 11/15/2028............................................               10,000,000       10,330,400
   5.85%, Subseries C-2, 11/15/2028............................................                6,550,000        6,766,412
Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue
   (Wheelabrator Lisbon Project):
      5.50%, 1/1/2014..........................................................               10,000,000        9,908,100
      5.50%, 1/1/2020..........................................................                9,380,000        9,113,326
Greenwich Housing Authority, MFHR (Greenwich Close)
   6.25%, 9/1/2017.............................................................                4,840,000        4,896,723
New Haven  7.40%, 8/15/2011 (Prerefunded 8/15/2001) (a)........................                1,500,000        1,667,010
Sprague, Environmental Improvement Revenue
   (International Paper Company Project) 5.70%, 10/1/2021......................                1,350,000        1,376,621
Stamford 6.60%, 1/15/2010......................................................                2,750,000        3,211,010
Waterbury Housing Authority, Mortgage Revenue, Refunding:
   (Waterbury NSA-I) 5.45%, 7/1/2023 (Insured; AMBAC)..........................                1,500,000        1,495,800
   (Waterbury NSA-II) 5.45%, 7/1/2023 (Insured; AMBAC).........................                2,500,000        2,493,000

Dreyfus Premier State Municipal Bond Fund, Connecticut Series
-------------------------------------------------------------------------------
Statement of Investments (continued)                             April 30, 1998

                                                                                             Principal
Long-Term Municipal Investments (continued)                                                   Amount            Value
-------------------------------------------------------------------------------             ------------     ------------
U. S. Related--15.8%
Commonwealth of Puerto Rico (Public Improvement):
   Refunding Zero Coupon, 7/1/2017.............................................             $  3,800,000     $  1,396,690
   6.80%, 7/1/2021 (Prerefunded 7/1/2002) (a)..................................                6,000,000        6,646,980
Puerto Rico Aqueduct and Sewer Authority, Revenue
   6%, 7/1/2009................................................................                7,250,000        7,925,918
Puerto Rico Electric Power Authority, Power Revenue:
   5%, 7/1/2012 (Insured; MBIA)................................................                   50,000           50,042
   5.542%, 7/1/2012 (b,c)......................................................                2,000,000        1,995,000
   7%, 7/1/2021 (Prerefunded 7/1/2001) (a).....................................                6,775,000        7,449,655
Puerto Rico Highway and Transportation Authority, Highway Revenue:
   6.461%, 7/1/2010 (b)........................................................                3,200,000        3,424,000
   6.625%, 7/1/2018 (Prerefunded 7/1/2002) (a).................................                5,000,000        5,506,900
   5.50%, 7/1/2026.............................................................                2,000,000        2,013,780
   5.50%, 7/1/2036.............................................................                5,000,000        5,133,000
Puerto Rico Industrial Development Company, General Purpose Revenue
   5.375%, 7/1/2016............................................................                3,000,000        2,998,020
Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing
  Authority, Revenue (Motorola Inc. Project) 6.75%, 1/1/2014...................                2,000,000        2,201,100
Puerto Rico Industrial Tourist, Educational, Medical and Environmental Control Facilities
   Financing Authority, Higher Education Revenue (Intermediate American University)
   5%, 10/1/2010 (Insured; MBIA)...............................................                   35,000           35,581
Puerto Rico Ports Authority, Special Facilities Revenue (American Airlines):
   6.30%, 6/1/2023.............................................................                2,000,000        2,114,940
   6.25%, 6/1/2026.............................................................                3,250,000        3,471,618
University of Puerto Rico, University Revenue
   5.50%, 6/1/2015 (Insured; MBIA).............................................                5,000,000        5,162,100
                                                                                                             ------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $338,845,924)......................                              $362,326,986
                                                                                                             ============

Short-Term Municipal Investments--.5%
----------------------------------------------------------------------------------------------------------------------------------
U.S. Related:
Commonwealth of Puerto Rico Highway and Transportation Authority,
   Transportation Revenue, VRDN 3.75% (Insured; AMBAC) (d).....................             $  1,000,000     $  1,000,000
Puerto Rico Electric Power Authority, Power Revenue
   3.375% (Insured; FSA) (b)...................................................                1,000,000        1,000,000
                                                                                                             ------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $2,000,000).......................                              $  2,000,000
                                                                                                             ============
TOTAL INVESTMENTS--100.0%  (cost $340,845,924)..................................                             $364,326,986
                                                                                                             ============

Dreyfus Premier State Municipal Bond Fund, Connecticut Series
-------------------------------------------------------------------------------

Summary of Abbreviations
----------------------------------------------------------------------------------------------------
AMBAC      American Municipal Bond Assurance Corporation    MFHR       Multi-Family Housing Revenue
FSA        Financial Security Assurance                     VRDN       Variable Rate Demand Notes
MBIA       Municipal Bond Investors Assurance
              Insurance Corporation

Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------------------------------------
Fitch (e)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         -------                        ----------------           -----------------
AAA                            Aaa                            AAA                             27.5%
AA                             Aa                             AA                              29.6
A                              A                              A                                5.3
BBB                            Baa                            BBB                             27.3
F1                             MIG1/P1                        SP1/A1                            .3
Not Rated (f)                  Not Rated (f)                  Not Rated (f)                   10.0
                                                                                             ------
                                                                                             100.0%
                                                                                             ======

Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

(b) Inverse floater security--the interest rate is subject to change periodically.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1998, these securities amounted to $12,793,375 or 3.4% of net assets.

(d) Security payable upon demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.

(e) Fitch currently provides creditworthiness information for a limited number of investments.

(f) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.


                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Connecticut Series
-------------------------------------------------------------------------------

Statement of Assets and Liabilities                              April 30, 1998
                                                                                                   Cost             Value
                                                                                                ------------    ------------
ASSETS:                 Investments in securities--See Statement of Investments.                $340,845,924    $364,326,986
                        Cash...................................................                                      602,318
                        Interest receivable....................................                                    7,490,937
                        Receivable for shares of Beneficial Interest subscribed                                      561,178
                        Prepaid expenses.......................................                                        7,062
                                                                                                                ------------
                                                                                                                 372,988,481
                                                                                                                ------------

LIABILITIES:            Due to The Dreyfus Corporation and affiliates..........                                      169,740
                        Due to Distributor.....................................                                      103,338
                        Payable for shares of Beneficial Interest redeemed                                           409,371
                        Accrued expenses.......................................                                       64,188
                                                                                                                ------------
                                                                                                                     746,637
                                                                                                                ------------
NET ASSETS.....................................................................                                 $372,241,844
                                                                                                                ============

REPRESENTED BY:         Paid-in capital.........................................                                $347,110,099
                        Accumulated net realized gain (loss) on investments                                        1,650,683
                        Accumulated net unrealized appreciation (depreciation)
                          on investments--Note 4...............................                                   23,481,062
                                                                                                                ------------
NET ASSETS.....................................................................                                 $372,241,844
                                                                                                                ============

                                                      NET ASSET VALUE PER SHARE
                                                      -------------------------

                                                                    Class A           Class B             Class C
                                                                 ------------      -------------      --------------
Net Assets....................................................   $310,343,171      $  59,315,356      $  2,583,317
Shares Outstanding............................................     25,369,833          4,851,346           211,485

NET ASSET VALUE PER SHARE.....................................         $12.23             $12.23            $12.22
                                                                       ======             ======            ======




                                              See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Connecticut Series
-------------------------------------------------------------------------------

Statement of Operations                               Year Ended April 30, 1998

INVESTMENT INCOME

INCOME                        Interest Income............................                                       $22,512,668


EXPENSES:                     Management fee--Note 3(a)..................                   $ 2,056,770
                              Shareholder servicing costs--Note 3(c).....                     1,125,332
                              Distribution fees--Note 3(b)...............                       301,037
                              Professional fees..........................                        65,278
                              Custodian fees.............................                        38,499
                              Prospectus and shareholders' reports.......                        21,803
                              Registration fees..........................                         8,197
                              Trustees' fees and expenses--Note 3(d).....                         4,931
                              Loan commitment fees--Note 2...............                         4,030
                              Miscellaneous..............................                        63,730
                                                                                           ------------
                                   Total Expenses........................                                        3,689,607
                                                                                                               -----------



INVESTMENT INCOME--NET....................................................                                      18,823,061



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments....                  $  3,176,373
                              Net unrealized appreciation (depreciation)
                                on investments...........................                    11,604,963
                                                                                           ------------



NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                                       14,781,336
                                                                                                              ------------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                      $33,604,397
                                                                                                              ============




                                           See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Connecticut Series
-------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                                               Year Ended         Year Ended
                                                                                             April 30, 1998     April 30, 1997
                                                                                             --------------     --------------
OPERATIONS:
   Investment income--net.................................................                    $ 18,823,061       $ 18,843,056
   Net realized gain (loss) on investments................................                       3,176,373          3,951,803
   Net unrealized appreciation (depreciation) on investments..............                      11,604,963          1,565,956
                                                                                              ------------       ------------
         Net Increase (Decrease) in Net Assets Resulting from Operations..                      33,604,397         24,360,815
                                                                                              ------------       ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net:
      Class A shares......................................................                     (16,101,734)       (16,770,226)
      Class B shares......................................................                      (2,649,172)        (2,025,054)
      Class C shares......................................................                         (72,155)           (47,776)
   Net realized gain on investments:
      Class A shares......................................................                      (1,321,109)        (6,524,313)
      Class B shares......................................................                        (244,976)          (881,137)
      Class C shares......................................................                          (6,879)           (21,981)
                                                                                              ------------       ------------
         Total Dividends..................................................                     (20,396,025)       (26,270,487)
                                                                                              ------------       ------------

BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold:
      Class A shares......................................................                      21,594,769         14,824,400
      Class B shares......................................................                       8,684,633          6,357,304
      Class C shares......................................................                       1,511,235            578,813
   Dividends reinvested:
      Class A shares......................................................                       9,814,988         13,821,357
      Class B shares......................................................                       1,966,785          2,091,292
      Class C shares......................................................                          63,983             60,960
   Cost of shares redeemed:
      Class A shares......................................................                     (46,147,107)       (43,665,745)
      Class B shares......................................................                      (7,966,201)        (6,145,158)
      Class C shares......................................................                        (321,953)          (593,525)
   Net assets received in connection with reorganization..................                              --         23,008,697
                                                                                              ------------       ------------
         Increase (Decrease) in Net Assets from Beneficial Interest Transactions               (10,798,868)        10,338,395
                                                                                              ------------       ------------
            Total Increase (Decrease) in Net Assets.......................                       2,409,504          8,428,723

NET ASSETS:
   Beginning of Period....................................................                     369,832,340        361,403,617
                                                                                              ------------       ------------
   End of Period..........................................................                    $372,241,844       $369,832,340
                                                                                              ============       ============

                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Connecticut Series
-------------------------------------------------------------------------------

Statement of Changes in Net Assets (continued)
                                                                                                        Shares
                                                                                           -------------------------------
                                                                                             Year Ended       Year Ended
                                                                                           April 30, 1998   April 30, 1997
                                                                                           --------------   --------------
CAPITAL SHARE TRANSACTIONS:

   Class A
   --------
   Shares sold................................................................                 1,763,416        1,270,249
   Shares issued in connection with reorganization............................                        --          797,831
   Shares issued for dividends reinvested.....................................                   803,357        1,154,938
   Shares redeemed............................................................                (3,782,366)      (3,661,035)
                                                                                             -----------      -----------
                              Net Increase (Decrease) in Shares Outstanding...                (1,215,593)        (438,017)
                                                                                             ===========      ===========


   Class B
   --------
   Shares sold................................................................                   711,405          568,724
   Shares issued in connection with reorganization............................                        --        1,140,308
   Shares issued for dividends reinvested.....................................                   161,021          174,856
   Shares redeemed............................................................                  (653,330)        (517,010)
                                                                                             -----------      -----------
                              Net Increase (Decrease) in Shares Outstanding...                   219,096        1,366,878
                                                                                             ===========      ===========


   Class C
   --------
   Shares sold................................................................                   123,431           48,510
   Shares issued in connection with reorganization............................                        --           21,055
   Shares issued for dividends reinvested.....................................                     5,239            5,100
   Shares redeemed............................................................                   (26,584)         (50,000)
                                                                                             -----------      -----------
                              Net Increase (Decrease) in Shares Outstanding...                   102,086           24,665
                                                                                             ===========      ===========


                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Connecticut Series
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Class A Shares
                                                                 -------------------------------------------------------
                                                                                  Year Ended April 30,
                                                                 -------------------------------------------------------
PER SHARE DATA:                                                   1998        1997       1996        1995        1994
                                                                 ------      ------     ------      ------      ------
   Net asset value, beginning of period................          $11.81      $11.90     $11.76      $11.81      $12.26
                                                                 ------      ------     ------      ------      ------
   Investment Operations:
   Investment income--net...............................            .62         .64        .66         .67         .68
   Net realized and unrealized gain (loss) on investments           .47         .16        .14        (.05)       (.42)
                                                                 ------      ------     ------      ------      ------
   Total from Investment Operations....................            1.09         .80        .80         .62         .26
                                                                 ------      ------     ------      ------      ------
   Distributions:
   Dividends from investment income--net................           (.62)       (.64)      (.66)       (.67)       (.68)
   Dividends from net realized gain on investments.....            (.05)       (.25)        --          --        (.03)
                                                                 ------      ------     ------      ------      ------
   Total Distributions.................................            (.67)       (.89)      (.66)       (.67)       (.71)
                                                                 ------      ------     ------      ------      ------
   Net asset value, end of period.....................           $12.23      $11.81     $11.90      $11.76      $11.81
                                                                 ======      ======     ======      ======      ======
TOTAL INVESTMENT RETURN*...............................            9.44%       6.84%      6.85%       5.47%       1.92%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets.............             .90%        .93%       .92%        .89%        .80%
   Ratio of net investment income to average net assets            5.12%       5.32%      5.45%       5.77%       5.44%
   Decrease reflected in above expense ratios due to
      undertakings by the Manager......................              --          --         --         .01%        .09%
   Portfolio Turnover Rate.............................           33.31%      30.66%     28.83%      10.48%      10.83%
   Net Assets, end of period (000's Omitted)...........        $310,343    $313,881   $321,559    $335,964    $364,182

--------------------------
* Exclusive of sales load.

                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Connecticut Series
------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Class B Shares
                                                                 -------------------------------------------------------
                                                                                  Year Ended April 30,
                                                                 -------------------------------------------------------
PER SHARE DATA:                                                   1998        1997       1996        1995        1994
                                                                 ------      ------     ------      ------      ------
   Net asset value, beginning of period................          $11.80      $11.89     $11.76      $11.80      $12.26
                                                                 ------      ------     ------      ------      ------
   Investment Operations:
   Investment income--net...............................            .56         .57        .60         .61         .61
   Net realized and unrealized gain (loss) on investments           .48         .16        .13        (.04)       (.43)
                                                                 ------      ------     ------      ------      ------
   Total from Investment Operations....................            1.04         .73        .73         .57         .18
                                                                 ------      ------     ------      ------      ------
   Distributions:
   Dividends from investment income--net................           (.56)       (.57)      (.60)       (.61)       (.61)
   Dividends from net realized gain on investments.....            (.05)       (.25)        --          --        (.03)
                                                                 ------      ------     ------      ------      ------
   Total Distributions.................................            (.61)       (.82)      (.60)       (.61)       (.64)
                                                                 ------      ------     ------      ------      ------
   Net asset value, end of period.....................           $12.23      $11.80     $11.89      $11.76      $11.80
                                                                 ======      ======     ======      ======      ======
TOTAL INVESTMENT RETURN*...............................            8.97%       6.28%      6.20%       4.99%       1.26%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets.............            1.42%       1.45%      1.44%       1.41%       1.36%
   Ratio of net investment income to average net assets            4.59%       4.79%      4.92%       5.21%       4.78%
   Decrease reflected in above expense ratios due to
      undertakings by the Manager......................              --          --         --         .01%        .08%
   Portfolio Turnover Rate.............................           33.31%      30.66%     28.83%      10.48%      10.83%
   Net Assets, end of period (000's Omitted)...........         $59,315     $54,661    $38,838     $35,425     $32,246

--------------------------
* Exclusive of sales load.

                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Connecticut Series
------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                           Class C Shares
                                                                                  -------------------------------
                                                                                       Year Ended April 30,
                                                                                  -------------------------------
PER SHARE DATA:                                                                    1998        1997       1996(1)
                                                                                  ------      ------     --------
   Net asset value, beginning of period......................................     $11.79      $11.89     $11.84
                                                                                  ------      ------     ------
   Investment Operations:
   Investment income--net.....................................................       .53         .54        .40
   Net realized and unrealized gain (loss) on investments....................        .48         .15        .05
                                                                                  ------      ------     ------
   Total from Investment Operations..........................................        1.01        .69        .45
                                                                                  ------      ------     ------
   Distributions:
   Dividends from investment income--net......................................      (.53)       (.54)      (.40)
   Dividends from net realized gain on investments...........................       (.05)       (.25)        --
                                                                                  ------      ------     ------
   Total Distributions.......................................................       (.58)       (.79)      (.40)
                                                                                  ------      ------     ------
   Net asset value, end of period............................................     $12.22      $11.79     $11.89
                                                                                  ======      ======     ======
TOTAL INVESTMENT RETURN(2)...................................................       8.68%       5.93%      5.31%(3)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...................................       1.68%       1.70%      1.64%(3)
   Ratio of net investment income to average net assets......................       4.29%       4.56%      4.31%(3)
   Portfolio Turnover Rate...................................................      33.31%      30.66%     28.83%
   Net Assets, end of period (000's Omitted).................................     $2,583      $1,290     $1,007

------------------------------------------------------------------------------
(1) From August 15, 1995 (commencement of initial offering) to April 30, 1996.
(2) Exclusive of sales load.
(3) Annualized.

                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Connecticut Series
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified, open-end management investment company, and operates as a series company currently offering thirteen series including the Connecticut Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

   The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

Dreyfus Premier State Municipal Bond Fund, Connecticut Series
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1998, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Funds' average daily net assets and is payable monthly.

   Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $2,865 during the period ended April 30, 1998 from commissions earned on sales of the Fund's shares.

   (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1998, Class B and Class C shares were charged $288,425 and $12,612, respectively, pursuant to the Distribution Plan.

   (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1998, Class A, Class B and Class C shares were charged $786,479, $144,212 and $4,204, respectively, pursuant to the Shareholder Services Plan.

Dreyfus Premier State Municipal Bond Fund, Connecticut Series
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $142,313 pursuant to the transfer agency agreement.

   (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1998 amounted to $123,271,574 and $138,120,701, respectively.

   At April 30, 1998, accumulated net unrealized appreciation on investments was $23,481,062, consisting of $23,911,579 gross unrealized appreciation and $430,517 gross unrealized depreciation.

   At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Premier State Municipal Bond Fund, Connecticut Series
------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Connecticut Series

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Connecticut Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Connecticut Series at April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                       ERNST & YOUNG LLP
New York, New York
June 3, 1998


Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended April 30, 1998:

   -- all the dividends paid from investment income--net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Connecticut residents, Connecticut personal income taxes), and

   -- the Fund hereby designates $.0472 per share as a long-term capital gain distribution (of which 66.10% is subject to the 20% maximum Federal tax rate) of the $.0519 per share paid on December 4, 1997.

   As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999. *

Dreyfus Premier State Municipal
Bond Fund, Connecticut Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                  064/623AR984